UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-21031

ACP Strategic Opportunities Fund II, LLC

(Exact name of registrant as specified in charter)

150 N. Radnor Chester Rd. Suite C-220
Radnor, PA 19087

(Address of principal executive offices) (Zip code)

Gary E. Shugrue

Ascendant Capital Partners LP

150 N. Radnor Chester Rd. Suite C-220

Radnor, PA 19087

(Name and address of agent for service)

Registrant's telephone number, including area code: (610) 688-4180

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ACP Strategic Opportunities Strategy

 2014 Semi-Annual Review

Performance Summary

	Q2 2014	2014 YTD	3 Year^	5 Year^	10 Year^	Annualized*	Standard Deviation*^	Sharpe Ratio*^	Beta*	Max Drawdown
ACP SOF II*	-1.24%	-1.55%	2.07%	2.75%	4.07%	4.01%	4.66%	0.65	1.00	-10.03%
S&P 500	5.23%	7.14%	16.58%	18.83%	7.78%	6.60%	15.04%	0.44	0.21	-50.95%
Russell 2000	2.05%	3.19%	14.57%	20.21%	8.70%	8.67%	19.72%	0.47	0.18	-52.90%
HFRX Equity Hedge¹	0.02%	1.27%	1.36%	2.11%	0.37%	1.60%	7.40%	0.12	0.51	-29.52%

YTD%	2002*	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
ACP SOF II *	-6.76%	14.16%	7.05%	6.23%	8.02%	12.32%	-9.60%	10.85%	2.38%	-5.25%	2.10%	12.90%
S&P 500	-21.31%	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%
Russell 2000	-23.53%	47.25%	18.33%	4.55%	18.37%	-1.57%	-33.79%	27.17%	26.86%	0.66%	16.35%	38.82%
HFRX Equity Hedge¹	0.76%	14.47%	2.19%	4.19%	9.23%	3.21%	-25.45%	13.14%	8.92%	-19.08%	4.81%	11.14%

*Performance numbers are net of fees and shown for the ACP Strategic Opportunities Fund II, LLC and are audited through year end 2013.

^Annualized

**ACP Strategy inception 4/2002. Reflects only 9 months of performance numbers for 2002

Fund Focus

The ACP Strategic Opportunities Fund’s main focus is to gain capital appreciation through investments in long/short equity hedge funds, in order to generate long-term returns similar to those of equity markets but with significantly less volatility. In general, the strategy will maintain a net positive exposure to equity markets. Exposures will vary based on underlying manager objectives and to a lesser degree, tactical portfolio decisions made by the Investment Manager. The focus of the Fund is to generate returns that are not highly correlated with traditional stock investments, thereby providing investors with an opportunity for improved diversification of their overall portfolios.

Performance Review

The ACP Strategic Opportunities Fund II, LLC fell 1.24% net during the second quarter of 2014, compared to the S&P 500’s gain of 5.23% and the Russell 2000’s gain of 2.05% for the same time period. Eight of our fifteen underlying managers were profitable with returns ranging from -4.99% to +9.42%. Year-to-date the ACP Fund is down 1.55% compared to a gain in the S&P 500 of 7.14% and a gain in the Russell 2000 of 3.19%. From an attribution standpoint, two of our managers cost the Fund -1.24% in performance, accounting for almost all of our small YTD loss. During the second quarter we added one new manager to our portfolio and removed three as of June 30th. We are planning to add another new underlying manager as of August 1st which will bring our manager count to fourteen. We continue to position the portfolio so that the managers we select have low correlation to each other, allowing our overall portfolio to have low statistical correlation and beta to the major equity markets.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087        610-688-4180          www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

The sharp rotation out of growth stocks, which began in March, continued through April and into the first half of May. At that point individual company fundamentals became more of a focus and the performance of our managers improved. This continued into June and the overall performance of the Fund improved. Currently the ACP Fund is roughly 82% long and 50% short which equates to a net market exposure of 32% and a gross exposure of 132%. As our gross exposure indicates, our managers are having no problem finding attractive ideas on both sides of the portfolio.

Outlook

It has been a tough year so far for long/short equity. Markets like this year’s make you wonder why you want to be short anything at all.

During our many years in the business we have had this “wonder” feeling before. We have learned that it is often when this feeling arrives that strong opportunities for shorting stocks become most plentiful. When I ran my own hedge fund back in the 1999, we were required by mandate to always maintain a large short portfolio and nothing could have been more frustrating. This frustration continued until late 2000 when markets became more rational and we were able to preserve our client’s capital when the trend followers were losing theirs.

We do not know if we are now in a period like 1999 or 2007, but we want to reemphasize what we are trying to do in this portfolio and how it fits into an overall asset allocation.

Our strategy is not meant to compete, in absolute terms, with a rapidly ascending market like we have seen lately. It is meant to provide diversity to some of the other more traditional investments in our clients’ asset allocation, thereby lowering volatility and increasing long-term returns. It must also deliver higher risk-adjusted returns than traditional investments, which it has accomplished, not by outperforming in up markets but by protecting capital during market declines.

As they say, “a picture is worth a thousand words” so I have inserted a chart on the following page of our performance since inception in 2002 to depict what we have done in the past and plan to do in the future. We do this by identifying talented managers who buy stocks that outperform the market and short stocks that underperform.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087        610-688-4180          www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

Growth of Unit Investment since Inception (4/2002)

As our longtime investors know, we put little faith in market prognostications, instead preferring to rely on stock-picking to generate our returns. However, we do believe it is important to understand the environment and the implications it can have on our portfolio. Currently, the major equity markets are in their sixth year of well above trend-line growth, market capitalization/GDP valuation levels are extreme, sentiment is bullish, credit spreads are close to 2007 levels and volatility across markets is very low. Historically, equity markets have failed to generate attractive returns for investors under similar conditions and often generated losses. It would seem that a lower volatility equity strategy like ours would make sense in such an environment as part of an investor’s equity portfolio. To quote the well-known investor Howard Marks, “You can’t predict. You can prepare.”

Firm Update

Our integration with the Barlow Partners team continues to go smoothly. The partnership was finalized with a shareholder vote that took place on March 21, 2014. From an investment perspective, we have begun to incorporate some of their managers into our portfolio. We added one in June, will add another in August and expect to add more over the next few months. Additionally, our larger staff has allowed us to cover more of the long/short equity universe. Year to date we have conducted more than 130 meetings with existing and potential long/short equity managers. From a marketing viewpoint, there has been a great deal of activity as existing and potential clients want to hear about our new Firm.

We hope this letter has provided you with some insights into our strategy and thoughts on the current environment. If you have any questions or would like to discuss some of the thoughts in this letter, please contact us. We welcome your calls and remain committed to being as transparent as possible with regard to how we manage clients’ money.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087        610-688-4180          www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

Thank you for this opportunity to be of service.

All the best,

Gary E. Shugrue

President and Chief Investment Officer

Barlow Partners, ACP Funds

Performance shown for the previously mentioned strategy is net of all expenses charged to shareholders. Performance numbers for the indices shown do not reflect the deduction of fees; it is not possible to invest in any particular index. Information regarding the strategy set forth herein, including discussions regarding performance and the Investment Manager’s investment strategies, are qualified by reference to the Private Placement Memorandum. The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the strategy. Please read it carefully before you invest or send money. This Fund may not be suitable for all investors. Past performance is no guarantee of future results and investors may suffer losses in connection with an investment in the strategy.

The ACP Strategic Opportunities Strategy is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933. Each investor must also have a net worth of $2 million or more, subject to certain exceptions. Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment. Not FDIC Insured - NO Bank Guarantee - May Lose Value

The indices illustrated herein are unmanaged indices. You cannot invest in an index. Index returns do not reflect the impact of any management fees, transaction costs or expenses. The index information seen here is for illustrative purposes only, and is not reflective of the performance of Ascendant Capital Partner Funds. The S&P 500 Index is an unmanaged index composed of U.S. Large Cap Stocks with a market capitalization of $3 billion or more. The Russell 2000 Index is composed of U.S. Small Cap Stocks. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000.

¹Refers to the HFRX Equity Hedge Index. This index is comprised of all L/S equity hedge funds. The HFRX Indices are a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies.

Standard Deviation measures the dispersal or uncertainty in a random variable (in this case, monthly investment returns).  It measures the degree of variation of returns around the mean (average) return.  The higher the volatility of the investment returns, the higher the standard deviation will be.  For this reason, standard deviation is often used as a measure of investment risk.

Sharpe Ratio is a return/risk measure.  Return (numerator) is defined as the incremental average return of an investment over the risk free rate.  Risk (denominator) is defined as the standard deviation of the investment returns.  Beta is the slope of the regression line. Beta measures the risk of a particular investment relative to the market as a whole (the “market” can be any index or investment you specify).  It describes the sensitivity of the investment to broad market movements.  For example, in equities, the stock market (the independent variable) is assigned a beta of 1.0.  An investment which has a beta of .5 will tend to participate in broad market moves, but only half as much as the market overall.

Risk Factors

•	Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
•	Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.
•	Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.

Funds that invest in hedge funds, such as those managed by Ascendant, present additional considerations for investors:

•	These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
•	Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
•	The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087        610-688-4180          www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

ACP Strategic Opportunities Fund II, LLC

Financial Statements as of and for the Period Ended June 30, 2014 (unaudited)

ACP Strategic Opportunities Fund II, LLC

As of and for the period ended June 30, 2014

ACP Strategic Opportunities Fund II, LLC

Schedule of Investments - June 30, 2014 (unaudited)

	Percentage of	Fair
Investments	Members' Capital	Value
Underlying Funds - Long/Short Equity #^

Consumer
Charter Bridge Capital Partners, LLC (cost $3,000,000)	8.8%	$3,502,431

Event Driven
Cooper Creek Partners LLC (cost $2,500,000)	9.0%	3,597,225

Financial Services
Consector Partners, LP (cost $2,325,798)	8.4%	3,346,500

Global Equity
Concourse Capital Partners, L.P. (cost $1,500,000)	7.5%	2,978,514
Tiger Eye Partners, LP (cost $1,000,000)	2.5%	1,013,265
	10.0%	3,991,779

Healthcare
CCI Healthcare Partners, L.P. (cost $530,157)	2.8%	1,100,385

International Equity
LRV Capital Partners LP (cost $1,000,000)	2.7%	1,084,098

Latin America
Tree Capital Equity Fund I, LP (cost $2,000,000)	5.4%	2,156,389

Mid-Cap
Nokomis Capital Partners, L.P. (cost $1,567,723)	4.6%	1,843,743

Small Cap Growth
Columbus Capital QP Partners, L.P. (cost $3,000,000)	9.2%	3,646,850
G2 Investment Partners QP LP (cost $3,248,144)	10.0%	3,995,185
Tessera QP Fund, L.P. (cost $663,877)	5.0%	1,989,973
	24.2%	9,632,008

Technology
Light Street Halogen, L.P. (cost $1,000,000)	3.5%	1,402,178

Total Underlying Funds - Long/Short Equity (cost $23,335,699)	79.4%	31,656,736

Short-Term Investments

Federated Treasury Obligations Fund 0.01% ** (cost $982,960)	2.5%	982,960

Total Short-Term Investments (cost $982,960)	2.5%	982,960

Total Investments (cost $24,318,659)*	81.9%	$32,639,696

Other Assets and Liabilities	18.1%	7,212,430

Members' Capital	100.0%	$39,852,126

# - Non-income producing securities

^ - Securities in private placement transactions and as such are restricted as to resale. Total cost and fair value of restricted securities as of June 30, 2014 was $23,335,699 and $31,656,736 respectively.

* - Cost for Federal income tax purposes approximates the amount for financial statement purposes.

** - The rate shown is the annualized 7-day yield as of June 30, 2014.

Net unrealized appreciation (depreciation) as computed for federal income tax purposes consists of:

Gross Unrealized Appreciation	$8,321,037
Gross Unrealized Depreciation	-
Net Unrealized Appreciation	$8,321,037

The Liquidity provisions of each Underlying Fund are described in the notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Assets, Liabilities and Members' Capital
June 30, 2014 (unaudited)

Assets:
Investments in underlying funds, at fair value (cost, $23,335,699)	$31,656,736
Investments in short-term investments, at fair value (cost, $982,960)	982,960
Receivables:
Redemption from underlying funds	8,000,876
Due from affiliates	3,075
Dividends	4
Other assets	16,879

Total assets	40,660,530

Liabilities:
Contributions received in advance	575,000
Withdrawals payable	149,645
Accrued expenses:
Professional fees	54,954
Accounting and administration fees	7,451
Custody fees	1,075
Other accrued expenses	20,279

Total liabilities	808,404

Members' capital	$39,852,126

Members' capital
Represented by:
Capital contributions (net)	$27,053,953
Accumulated net investment loss	(8,245,046)
Accumulated net realized gain on investments	12,722,182
Net unrealized appreciation on investments	8,321,037

Members' capital	$39,852,126

Units Outstanding (100,000,000 units authorized)	2,461,632

Net Asset Value per Unit (offering and redemption price per unit)	$16.19

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Operations
Period ended June 30, 2014 (unaudited)

Investment Income
Dividends	$156

Total investment income	156

Expenses
Investment management fees	313,712
Board of Directors' and officer's fees	65,000
Professional fees	45,959
Research fees	37,404
Accounting and administration fees	35,522
Insurance expense	10,806
Custody fees	3,815
Other expenses	10,143

Total expenses	522,361

Net investment loss	(522,205)

Realized and unrealized gains (losses) from investments
Net realized gains from investments in underlying funds	2,559,736
Net increase in unrealized depreciation on investments in underlying funds	(2,693,955)

Net realized and unrealized gains (losses) from investments	(134,219)

Net decrease in members' capital resulting from operations	$(656,424)

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statements of Changes in Members' Capital

	For the Period Ended (unaudited) June 30, 2014	For the Year Ended December 31, 2013
Members' capital - beginning	$45,149,131	$73,746,165
Capital contributions	4,783,000	4,054,473
Capital withdrawals	(9,423,581)	(39,695,030)
Net investment loss	(522,205)	(1,161,736)
Net realized gains from investments in underlying funds	2,559,736	2,081,575
Net increase in unrealized appreciation (depreciation) on investments in underlying funds	(2,693,955)	6,123,684
Members' capital - end	$39,852,126	$45,149,131

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Cash Flows
Period ended June 30, 2014 (unaudited)

Cash flows from operating activities:
Net decrease in members' capital resulting from operations	$(656,424)
Adjustments to reconcile net decrease in members' capital resulting from operations to net cash provided by operating activities:
Net realized gains from investments in underlying funds	(2,559,736)
Net increase in unrealized depreciation on investments in underlying funds	2,693,955
Purchases of investments in underlying funds	(1,000,000)
Proceeds from redemptions of investments in underlying funds	13,001,024
Net sale of Short-term investments	2,110,363
(Increase)/decrease in operating assets:
Redemption from underlying funds	(7,859,729)
Due from affiliates	4,391
Dividends	11
Other assets	10,412
Increase/(decrease) in operating liabilities:
Professional fees	(10,464)
Accounting and administration fees	(3,095)
Custody fees	449
Other accrued expenses	(221)

Net cash provided by operating activities	5,730,936

Cash flows from financing activities:

Capital contributions received (net of change in contributions received in advance)	3,543,000
Capital withdrawals paid (net of change in withdrawals payable)	(9,273,936)

Net cash used in financing activities	(5,730,936)

Net change in cash	-

Cash at beginning of period	-

Cash at end of period	$-

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Financial Highlights

	For the Period
	January 1,
	2014 through		For the Year Ended December 31,
	June 30, 2014(c)		2013	2012	2011	2010
NET ASSET VALUE, Beginning of Year	$16.45		$14.57	$14.27	$15.06	$14.71

INVESTMENT OPERATIONS
Net investment loss (a)	(0.20)		(0.31)	(0.23)	(0.25)	(0.31)
Net realized and unrealized gain (loss) from investments in Underlying Funds	(0.06)		2.19	0.53	(0.54)	0.66
Total from investment operations	(0.26)		1.88	0.30	(0.79)	0.35

NET ASSET VALUE, End of Year	$16.19		$16.45	$14.57	$14.27	$15.06

TOTAL RETURN	(1.58)%		12.90%	2.10%	(5.25)%	2.38%

RATIOS / SUPPLEMENTAL DATA
Members' Capital at end of reporting period (000's omitted)	$39,852		$45,149	$73,746	$74,876	$59,109

Ratios to Average Net Assets:
Net investment loss	(2.41	)%(b)	(1.97)%	(1.61)%	(1.67)%	(2.04)%
Expenses	2.41	%(b)	1.97%	1.61%	1.67%	2.04%

PORTFOLIO TURNOVER RATE	3%		11%	36%	25%	16%

(a) Calculated using average shares outstanding during the year.

(b) Annualized for periods less than one year.

(c) Unaudited

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

1.	Organization and Investment Objective

The ACP Strategic Opportunities Fund II, LLC (the “Master Fund”) is a Delaware limited liability company that is a non-diversified, closed-end management investment company with a continuous offering period, registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Its units of beneficial interest (“Units”) are not registered under the Securities Act of 1933, as amended. The Master Fund’s investment objective is to achieve an absolute return in excess of the long-term return of the U.S. equity market. It attempts to achieve this objective through the allocation of its assets among a select group of non-registered investment funds (the “Underlying Funds”). The Investment Manager (as defined below) invests the Master Fund’s assets in Underlying Funds whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum, as well as short-term investments whose goal is to return nominal interest income while maintaining the full principal amount of the investment.

The Master Fund issues Units only in transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Master Fund. Units of the Master Fund have not been registered under the Securities Act or the securities laws of any state and are subject to restrictions on transferability and resale.

The Board of Directors of the Master Fund (the “Board of Directors”) has overall responsibility with respect to the business affairs of the Master Fund.

The investment objective of the Master Fund is to achieve an absolute return in excess of the long-term return of the United States (the “U.S.”) equity market. The Master Fund will primarily invest its assets among a select group of non-registered funds (“Underlying Funds”) whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum, as well as short-term investments whose goal is to return nominal interest income while maintaining the full principal amount of the investment.

Barlow Partners, Inc. (“Barlow”) serves as the investment manager (“Investment Manager”) to the Master Fund. The Investment Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Ascendant Capital Partners, LP serves as sub-investment manager (“Sub-Investment Manager”) to the Master Fund. The Master Fund has entered into an investment management agreement with the Investment Manager and Sub-Investment Manager (“Investment Management Agreement”), under which the Investment Manager and Sub-Investment Manager are responsible for formulating a continuing investment program for the Master Fund. The Master Fund employs the Investment Manager to manage the investment and reinvestment of the assets of the Master Fund, and to continuously review, supervise and (where appropriate) administer the investment program of the Master Fund, to determine in its discretion (where appropriate) the investments to be purchased or sold. The Sub-Investment Manager in collaboration with the Investment Manager will be involved in all aspects of the Master Fund’s investment program including, without limitation, portfolio construction, manager selection, and manager due diligence.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2.	Significant Accounting Policies

Basis of Presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Investment Valuation – Investments in Underlying Funds

The Master Fund values interests in the Underlying Funds at fair value, which ordinarily is the net asset value determined by their respective investment advisors, in accordance with procedures established by the Board. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. The Master Fund values its investments in Underlying Funds in accordance with GAAP, which permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the net asset value. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or if the Underlying Fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. While these valuations are intended to estimate the value the Master Fund might reasonably expect to receive upon the current sale of the Underlying Funds in the ordinary course of business, such values may differ from the value that the Master Fund would actually realize if the Underlying Funds were sold. Investment advisors to the Underlying Funds only provide determinations of the net asset values of Underlying Funds on a monthly basis, in which event it will not be possible to determine the net asset value of the Master Fund more frequently. The interests in the Underlying Funds in which the Master Fund invests or plans to invest are generally illiquid. Level 2 investments are more liquid since the Investment Manager has the ability to pay an early redemption fee or the Underlying Fund does not have a lock up period. Level 3 investments are illiquid due to a lock up period with no ability to pay an early redemption fee. The Master Fund may not be able to dispose of Underlying Fund interests that it has purchased due to lock up periods specific to the Underlying Funds. As of June 30, 2014, Underlying Funds, valued at $31,656,736, represented approximately 79.4% of the members’ capital of the Master Fund.

The Master Fund also invests excess cash in the Federated Treasury Obligations Fund, an open-end money market fund that is carried at fair value. The fair value is based on the published net asset value of the fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

In accordance with GAAP, fair value is defined as the price that the Master Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP follows a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Investment Valuation – Investments in Underlying Funds (continued)

•	Level 1 – Quoted prices in active markets for identical investments.
•	Level 2 – Other significant observable inputs (including, but not limited to quoted prices for similar investments, interest rates, prepayment speeds, or credit risk, ability to redeem in the near term from the Underlying Funds).
•	Level 3 – Significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Master Fund will consider the liquidity provisions of the Underlying Fund’s when determining the appropriate level. Any portion of an investment that is subject to an early redemption fee will be considered as Level 2 as the early redemption fee is not materially prohibitive and the Master Fund still has the ability to redeem in the near term. Any portion of an investment subject to lock up provisions with no ability to pay an early redemption fee will be considered Level 3 as the Master Fund would not have the ability to redeem in the near term. Near team is considered to be a period of 90 days or less. If the lock up period for any portion of an investment expires within 90 days of year end, that portion of an investment will be considered as Level 2.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Master Fund’s investments carried at value:

Valuation Inputs	Investments
Level 1 – Quoted Prices	$982,960
Level 2 – Other Significant Observable Inputs	31,656,736
Level 3 – Significant Unobservable Inputs	-
Total	$32,639,696

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

For the period ended June 30, 2014, there were no transfers between Level 1 and 2.

It is the policy of the Master Fund that transfers of investments in and or out of Level 3 are measured using fair values determined as of the end of the lock up period.

Transfers of investments in and or out of Level 3 are generally the result of a change in the fund’s ability to redeem its interest within the near term. There were none during the period ended June 30, 2014.

See the Schedule of Investments and footnote 8 for further details on the industry/strategy of the Underlying Funds.

Net Asset Valuation

The Master Fund will calculate the net asset value per Unit in U.S. dollars as determined as of the close of business of the NYSE, (generally 4:00 p.m. Eastern Time) on the last business day of each Allocation Period (as defined in Note 3), unless the calculation of the net asset value has been suspended.

Investment Transactions and related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are recorded on an identified-cost basis. Interest is recognized on the accrual basis. Dividends are recognized on the ex-dividend date.

Income Taxes

The Master Fund is treated as a partnership for Federal income tax purposes and therefore is not subject to Federal income tax. For income tax purposes, each person who has purchased interests in the Master Fund (each a “Member”, together the “Members”) will be treated as a partner of the Master Fund and, as such, will be taxed upon its distributive share of each item of the Master Fund’s income, gain, loss, deductions and credits for each taxable year of the Master Fund ending with or within each Member’s taxable year.

In accordance with GAAP, the Investment Manager is required to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized could result in the Master Fund recording a tax liability that would reduce net assets.  This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties and disclosure that is intended to provide better financial statement comparability among different entities.  Based on the Investment Manager’s evaluation, the Master Fund has determined the major tax jurisdictions where the Master Fund is organized and where the Master Fund makes investments; however no reserves for uncertain tax positions were required to have been recorded as a result of the evaluation for any of the Master Fund’s open tax years. However, the Investment Manager’s conclusions regarding this policy may be subject to adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.  No other income tax liability or expense has been recorded in the accompanying financial statements. The Master Fund recognizes, when applicable, interest accrued related to unrecognized tax benefits in interest expense and penalties in portfolio maintenance fees, if assessed.  No interest expense or penalties have been assessed or recognized for the period ended June 30, 2014.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

The Master Fund files U.S. federal, Pennsylvania and New Jersey state returns.  No income tax returns are currently under examination.  The Master Fund’s U.S. federal and state tax returns remain open for examination for the years ended December 31, 2010 through December 31, 2013.

Cash

The Master Fund maintains a demand deposit account at UMB Bank, N.A. for the purpose of managing contribution and withdrawal cash flows and for paying expenses. Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any such losses nor does it believe it is exposed to any significant credit risk. At June 30, 2014, the Master Fund did not hold any cash in this account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from these estimates.

3. Allocation of Members’ Capital Account

The Master Fund maintains a separate capital account for each Member that has an opening balance equal to the sum of the net asset value of the total number of Units owned by such Member. Net profits or net losses of the Master Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Members. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year, (3) the day preceding each day on which Units are purchased, (4) the day on which Units are repurchased, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

4. Management Fee, Related Party Transactions and Other

Pursuant to the Investment Management Agreement, the Investment Manager will be entitled to receive an annual management fee (the “Management Fee”). The annual Management Fee is currently equal to 1.50% per annum of the Master Fund’s members’ capital as of the beginning of each month and is subject to a performance adjustment based on the Master Fund’s rolling twelve-month return. If a performance adjustment occurs, the Management Fee will be reduced to 1.00% per annum. For the period ended June 30, 2014, the Master Fund expensed Investment Manager fees totaling $313,712 as disclosed on the Statement of Operations, of which no amount was payable to the Investment Manager at June 30, 2014. Each member of the Board, who is not an interested person of the Master Fund, as defined by the Investment Company Act, receives a $2,500 fee for each meeting attended in person and a $500 fee for each meeting attended by telephone. All directors are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties. In addition, the Master Fund’s Chief Compliance Officer received $45,000 for services rendered during the period ended June 30, 2014, which is included as a component of Board of Directors’ and officer’s fees in the accompanying Statement of Operations.

5. Other Service Providers

Pinnacle Fund Administration LLC (“Pinnacle”) serves as administrator and accounting agent to the Master Fund. In this capacity, Pinnacle provides certain accounting, record keeping and investor related services. The Master Fund pays a fee based on the percentage of its net assets, subject to a monthly minimum amount. UMB Bank (“UMB”) serves as the Master Fund’s custodian for which UMB is paid a fee based on the market value of the Underlying Funds plus transaction charges.

6. Investment Transactions

Total purchases of Underlying Funds for the period ended June 30, 2014, amounted to $1,000,000. Total proceeds from redemptions of Underlying Funds for the period ended June 30, 2014, amounted to $13,000,876. The cost of investments in Underlying Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Underlying Funds when known. The Master Fund has not received information from the Underlying Funds as to the amounts of taxable income allocated to the Master Fund as of June 30, 2014. As a result, book cost approximates tax cost.

7. Risk Factors

An investment in the Master Fund involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to holding periods and are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments

The following is a summary of the investment objectives and liquidity provisions of the Underlying Funds and Short-Term Investments.

CCI Healthcare Partners, L.P. seeks to maximize investment returns over the short and long terms, while attempting to minimize risk.  The Underlying Fund pursues this objective by generally investing through a “master-feeder” structure in CCI Healthcare Master Fund, Ltd., which, in turn, invests in publicly traded common stocks and other equity securities of U.S. and non-U.S. companies engaged in the healthcare and life science sector (e.g., pharmaceuticals, biotechnology, genomics, medical technology, specialty pharmaceuticals, hospital services and other health services). This Underlying Fund allows for monthly redemptions upon 30 days’ prior notice, after one year has elapsed since initial as well as additional investments. The Underlying Fund will charge a 2% redemption fee for withdrawals made in the first year on initial and additional investments. The Master Fund’s investment in CCI Healthcare Partners, L.P. is no longer subject to a lock up or the redemption fee.

Charter Bridge Capital Partners, LLC seeks to maximize absolute returns through investing both long and short in global common equities, with an emphasis on consumer-related equities. The Fund will generally invest substantially all of its assets through a “master-feeder” structure. This Underlying Fund allows for quarterly redemptions upon 45 calendar days’ prior written notice after one year has elapsed since initial and additional investments. The Underlying Fund may charge a 4% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s investment in Charter Bridge Capital Partners, LLC is no longer subject to the redemption fee.

Columbus Capital QP Partners, L.P. seeks to generate capital appreciation with limited sensitivity to market fluctuations. The Underlying Fund focuses primarily on U.S.-based small-capitalization companies. Investment decisions are based on fundamental research, including discussions with companies’ senior management and management of competitors, construction of earnings models, contact with brokerage analysts and review of other information as necessary. The Underlying Fund takes long and short positions with the net exposure generally ranging from 20% to 40% long and may, but not frequently, be net short. This Underlying Fund allows for quarterly redemptions upon 60 days’ prior notice, after one year has elapsed since initial and additional investments. The Underlying Fund will charge a 3% redemption fee for withdrawals made in the first year on initial and additional investments. The Master Fund’s investment is no longer subject to the redemption fee.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Concourse Capital Partners, L.P. pursues a long-short equity strategy seeking to produce superior absolute returns through investing the portfolio in fundamentally selected securities on both the long and short side. The general partner of the Underlying Fund utilizes a thematic top down global macro approach coupled with fundamental research and analysis at the security level. This Underlying Fund allows for monthly redemptions with 30 calendar days’ prior written notice. The Underlying Fund may charge a 3% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s investment in Concourse Capital Partners, L.P. is no longer subject to the redemption fee.

Consector Partners, LP seeks superior absolute returns through long-term capital appreciation by acquiring publicly traded equity securities in companies well above or well below their intrinsic net worth, preferring to invest in solid companies with discounted values in the financial services sector. The investment manager of the Underlying Fund intends to use a bottom-up, fundamentally-driven, absolute value approach and concentrate its positions when appropriate to accomplish this objective. This Underlying Fund allows for quarterly redemptions with 60 calendar days’ prior written notice. The Underlying Fund may charge a 5% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s investment in Consector Partners, LP is no longer subject to the redemption fee.

Cooper Creek Partners LLC seeks to achieve absolute capital appreciation with an emphasis on capital preservation by pursuing a long/short, value-oriented, catalyst driven investment strategy. This Underlying Fund invests in a concentrated portfolio consisting primarily of listed small-capitalization and mid-capitalization equity securities (market capitalization of $500 million to $10 billion) of U.S. issuers, and to a limited extent, issuers in Canada and developed markets in Western Europe. This Underlying Fund allows for quarterly redemptions upon 30 days’ prior notice, after one year has elapsed since initial investment. The Underlying Fund charges a 4% redemption fee for withdrawals made in the first year on initial investments. There is no redemption fee on withdrawals made in the first year. The Master Fund’s investment in Cooper Creek Partners LLC is no longer subject to the redemption fee.

Federated Treasury Obligations Fund is a U.S. open-end money market fund. This short-term investment’s objective is to provide current income consistent with the stability of principal. It invests primarily in a portfolio of short-term U.S. Treasury securities which include repurchase agreements collateralized fully by U.S. Treasury securities and has daily liquidity.

G2 Investment Partners QP LP seeks to achieve superior risk-adjusted returns by investing primarily in U.S. publicly traded stocks using a bottom-up fundamental analysis approach. The Underlying Fund is primarily a small cap focused fund and will invest, both long and short, primarily in a portfolio of companies in growth industries, largely in companies with market capitalizations of under $2 billion at the time of investment. It is anticipated that initially a significant portion of the Fund’s assets will be invested in technology, telecommunications, media and consumer related companies. This Underlying Fund allows for quarterly redemptions upon 45 days’ prior notice. There is no lock up on investments.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Light Street Halogen, L.P. seeks to achieve capital appreciation through investments in securities. The Underlying Fund invests in and trades securities consisting principally, but not solely, of equity and equity-related Securities, bonds and bank loans that are traded in U.S. and non-U.S. markets.  The general partner looks at individual companies in a variety of industries, including technology, eCommerce/retail, Internet media, traditional media, alternative energy and telecom. The Underlying Fund permits quarterly liquidity and may charge a 3% early withdrawal fee for redemptions made within the first year on initial and additional investments.  The Master Fund’s investment in Light Street Halogen, L.P. is no longer subject to the redemption fee.

LRV Capital Partners LP seeks to generate attractive risk adjusted returns over a full market cycle with low correlation to major stock market indices. The investment manager of the Underlying Fund will attempt to achieve this objective through a value based strategy which seeks to exploit specific catalysts in companies trading at a significant discount or premium to intrinsic value via investment in a portfolio of primarily long and short positions in equity securities of companies domiciled outside of the U.S. The Underlying Fund permits quarterly liquidity and may charge a 3% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s initial $1,000,000 investment made on July 1, 2013 is subject to the redemption fee until July 31, 2014.

Nokomis Capital Partners, L.P. seeks to achieve capital appreciation through investments in securities. Nokomis Capital Partners, L.P. is a long/short equity fund utilizing an outsized focus on fundamental, bottom-up research on individual (primarily U.S. based) companies. This research process includes extensive quantitative research inextricably linked with extensive qualitative research. The investment style of the Underlying Fund is best described as “value” and “growth at a reasonable price.” This Underlying Fund allows for quarterly redemptions with 45 calendar days’ prior written notice. The Underlying Fund may charge a 3.5% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s investment in Nokomis Capital Partners, L.P. is no longer subject to a lock up or the redemption fee.

Tessera QP Fund, L.P. seeks to achieve capital appreciation through investments in securities. This Underlying Fund will utilize a range of investment strategies, including investing in publicly-traded equity securities, both long and short, as well as equity-related securities, including options and exchange traded funds (ETFs). The Underlying Fund’s long equity positions will be comprised primarily of small-cap companies. The Underlying Fund’s investment objective is based on the premise that market inefficiencies result in many smaller-cap stocks trading at significant discounts or premiums to what the general partner of the Underlying Fund believes are their intrinsic values. This Underlying Fund allows for quarterly redemptions with 45 days’ notice after one year has elapsed since the initial investment. The Underlying Fund will charge a 3% redemption fee on the initial investment if withdrawn before its one year anniversary. There is no early redemption fee charged on withdrawals made in the first year on additional investments. The Master Fund’s investment in Tessera QP Fund, L.P. is no longer subject to a redemption fee.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Tiger Eye Partners, LP seeks to generate consistent absolute returns by finding long and short investment opportunities in the global economy (through its investment in the Master Fund). To achieve its objective, the Investment Manager invests (both on the long and short sides) in and trades securities, consisting principally, but not solely, of equity and equity-related securities. This Underlying Fund allows for quarterly redemptions with 60 days’ notice after one year has elapsed since the initial investment. The Underlying Fund will charge a 4% redemption fee on the initial investment if withdrawn before its one year anniversary. The Master Fund’s initial investment of $1,000,000 made on June 1, 2014 in Tiger Eye Partners, LP is subject to a redemption fee until May 31, 2015.

Tree Capital Equity Fund I, LP seeks to achieve above-average long term capital appreciation through investments primarily in equity securities of Latin American companies. In seeking to achieve this objective, the investment manager of the Underlying Fund will employ a research-driven strategy with a top-down macro overlay and bottom-up fundamental analysis. This Underlying Fund allows for monthly redemptions upon 90 days prior written notice. The Underlying Fund may charge a 4% early withdrawal fee for any redemption made within the first year on initial investments and additional investments. The Master Fund’s investment in Tree Capital Equity Fund I, LP is no longer subject to a redemption fee.

9. Redemptions and Repurchase of Units and Distributions

With very limited exceptions, as outlined in the Master Fund’s Private Placement Memorandum, units are not transferable. No Member or other person holding a Unit will have the right to require the Master Fund to redeem that Unit or a portion thereof. There is no public market for the Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of the repurchase of Units by the Master Fund.

The Board may, from time to time and in their sole discretion, cause the Master Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase Units, the Board will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board that the Master Fund offer to repurchase Units from Members four times each year, effective March 31, June 30, September 30 and December 31, although the Board may determine to authorize fewer repurchase offers.

The Master Fund does not intend to distribute to the Members any of the Master Fund’s income, but intends to reinvest substantially all income and gains allocable to the Members. A Member may therefore be allocated income and gains taxable for Federal, state and local income tax purposes and not receive any cash distribution.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

10. Capital Stock Transactions

Transactions in Units are as follows:

	For the	For the
	Period ended	Year ended
	June 30, 2014	December 31, 2013

Number of Units issued	291,279	264,414
Number of Units redeemed	(575,036)	(2,579,310)
Net decrease in Units outstanding	(283,757)	(2,314,896)
Units outstanding, beginning	2,745,389	5,060,285
Units outstanding, end	2,461,632	2,745,389

On June 30, 2014, one member held approximately 83% of the outstanding Units of the Master Fund. This member is comprised of an affiliated feeder fund, which is owned by several shareholders.

11. Guarantees

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12. Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no material events, except as set forth below, which would require disclosure in the Master Fund’s financial statements.

For the period from July 1, 2014 through August 15, 2014, the Members contributed $625,000 to the Master Fund, of which $575,000 was received prior to June 30, 2014, and redeemed approximately $12,727. The Board of Directors has approved a tender offer to repurchase up to twenty percent of the Master Fund’s Units for the period ending September 30, 2014.

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Disclosure of Investment Management Agreement

At the joint Special Board meeting of the Master Fund and ACP Funds Trust held on January 22, 2014, the Board, including a majority of the Independent Directors, had reviewed the requirements in the 1940 Act for approval of an investment management agreement as outlined in the memorandum from the Company’s legal counsel and had reviewed the qualifications of Barlow Partners Inc. (the “Advisor”) and Ascendant Capital Management LLC (the “Sub-Advisor”), together with such other information and factors they deemed relevant.

The Board reviewed the terms of the Agreements and Barlow’s investment management operations. The Board noted, that although Barlow does not currently advise a 1940 Act registered fund, Barlow does have significant experience in managing long/short equity hedge funds. The Board noted that Ascendant will continue to serve as the Funds’ sub-adviser pursuant to an agreement with Barlow and the Funds.

The Board assessed the impact on shareholders including (1) increasing the Funds’ branding and distribution efforts through the Barlow suite of products, which currently offers hedge fund of funds products to high net worth investors and institutions, (2) increasing the Funds’ assets under management through these increased distribution efforts and thereby reducing the Funds’ annual operating expense ratio, as certain fixed costs would be allocated over a larger asset base, (3) producing various operational efficiencies that would result from a collaborating on certain investment activities with Barlow (4) giving the Funds access to Barlow’s significant hedge fund expertise.

The Board evaluated a number of factors and considerations listed below that it believed, in light of its own business judgment, to be relevant to its determination.

1.	The Board considered the reputation, financial strength and resources of Barlow, an investment management firm specializing in equity long-short strategies since 1994, and Ascendant Capital Partners, the strength of Barlow’s and Ascendant’s resources and investment capabilities as well as the services to be provided to the Fund by Barlow and Ascendant Capital Partners.

2.	The Board noted that Ascendant will give the Funds’ access, at least comparable to the Fund’s current access under the current Investment Management Agreement, to the same portfolio manager currently responsible for managing the Funds, who has specialized hedge fund expertise in performing research and due diligence on hedge fund advisers, the ability to monitor the performance of hedge fund advisers and identify new investment opportunities, and in portfolio management of hedge fund assets.

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

3.	The Board noted that the management fee payable by the Master Fund pursuant to its new Investment Management Agreement will be the same as the management fee currently in effect for the Master Fund pursuant to its current Investment Management Agreement. The Board also considered that Barlow and Ascendant Capital Partners each will be allocated a portion of the management fee paid by the Master Fund for its services as adviser and sub-advisor, respectively. The Board also noted that all administrative services would remain the same as are in place prior to the new Investment Management Agreements.

The Board noted the undertaking by Barlow to assume all of the costs and expenses of preparing, printing, and mailing this Proxy Statement and related solicitation expenses, and certain other expenses directly attributable to the new proposed investment management agreements.

The Board also considered the Gartenburg factors as interpreted by the Supreme Court in Jones v. Harris in their consideration of the continuation of the Investment Management Agreements at this Board meeting: (i) the nature, scope and quality of services that Barlow and Ascendant are expected to provide to the Funds (ii) the Funds’ performance and the performance of other funds and accounts managed by Barlow, (iii) The Master Fund’s management fee and the portion of the fee to be paid to each of Barlow and ACP, and the costs of services provided and the profits expected to be realized by Barlow and ACP, (iv) the extent to which economies of scale may be realized as the Funds grow and the extent to which fee levels reflect such economies of scale, and (v) ancillary benefits and other factors. The Board evaluated the new Investment Management Agreement in light of the information they had requested and received from Barlow and ACP in connection with the meeting. The Board members reviewed this information with members of Barlow and ACP and legal counsel to the Fund and ACP. The Board considered whether the new Investment Management Agreements would be in the best interests of each Fund’s Shareholders. The Board also considered the following factors, among others, although they did not identify any that was all important or controlling of its discussions, and each Director attributed different weights to the various factors.

Nature, Extent and Quality of Services. The Boards reviewed and considered the nature and extent of the investment advisory services to be provided by Barlow and Ascendant under the new Investment Management Agreements, including portfolio management and investment research. The Boards noted that there was no expected diminution in the nature, quality and extent of advisory services provided to the Funds. The Boards considered the qualifications of Barlow’s Investment Committee, and determined after review of their background and experience that they would be a benefit to the Fund. The Boards received information about Barlow’s and Ascendant’s significant experience with respect to alternative investment strategies and due diligence of hedge fund investments, and the substantial resources, including personnel, that each could provide with respect to the Funds. The Boards noted the Funds’ current portfolio manager, Gary Shugrue, will continue to manage the Funds pursuant to the new Investment Management Agreement, and that Mr. Shugrue will become a member of Barlow’s Investment Committee. In addition, the Board members considered the relative responsibilities of Barlow and Ascendant Capital Partners with respect to management of the Funds and determined that the relative services to be provided by the Barlow and Ascendant Capital Partners would be in the Funds’ best interests.

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Performance, Fees and Expenses of the Fund; Profitability. The Boards considered the capabilities of Barlow with respect to managing similar funds and accounts, and considered comparative fund performance and management fee information. The Boards noted that the Funds’ performance was within the range of performances of comparative funds. The Board also considered that management fees charged to the Master Fund would be the same under the new Investment Management Agreement as under its current Management Agreement. The Board members also noted that Ascendant Capital Partner’s fees will be paid pursuant to an allocation of the management fee between Barlow and Ascendant, so that no additional expenses would be borne by the Master Fund (and indirectly by the ACP Funds Trust) for the engagement of Ascendant Capital Partners as the sub-advisor. The Boards further considered the management fee allocation between Barlow and Ascendant Capital Partners, based on the relative services provided. The Board members considered management fees charged by Barlow to certain comparable institutional and other accounts managed by Barlow, as well as other comparative funds, noting that the Fund’s management fee was within the range of management fees charged by Barlow although with any incentive allocation such fee would be higher than the management fee for the other accounts managed by Barlow. The Board noted that the Master Fund’s management fee is within the rage of management fees charged to comparative funds. The Boards also considered the compensation to be paid to Barlow and Ascendant Capital Partners for services as adviser and sub-advisor, in light of the costs incurred and the services provided by each. The Board members considered the relative profitability expected for Barlow and Ascendant Capital Partners with respect to the services they each provide to the Funds at various asset levels.

Economies of Scale. The Boards considered the extent to which economies of scale were expected to be realized relative to fee levels as the Funds’ assets grow, and whether the management fee reflects these economies of scale for the benefit of the Funds’ shareholders. After discussions with the Board members concerning Barlow’s and Ascendant Capital Management’s expected profitability and growth in Fund assets, the Board noted that it would address the issue of economies of scale if Fund assets grow.

Other Benefits of the Relationship. The Boards considered other benefits to Barlow and Ascendant that may be derived from their relationship with the Funds. The Boards noted that Barlow may realize potential benefits to the relationships between its clients who seek alternative investment opportunities through Barlow’s suite of products in which the Funds would now be included.

General Conclusion. After considering and weighing all of the above factors, the Boards, including the Independent Board members, unanimously concluded that it would be in the best interests of each Fund and its Shareholders to approve the new Investment Management Agreement. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

The independent Board members then met in Executive Session to discuss the approval of the new Investment Management Agreements. Upon motion duly made and seconded, it was unanimous that the Board approves the proposed Investment Management Agreement between the Advisor and the Company, on behalf of the Fund, and the Sub-Advisor substantially in the form presented at this meeting.

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund’s record of actual proxy votes cast during the most recent 12-month period ended June 30th is available on the SEC’s website at www.sec.gov and may be obtained at no additional charge by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Availability of Quarterly Portfolio Schedules

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Master Fund’s Form N-Q is also available from the Master Fund, without charge and upon request, by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form as well as listed in the below chart.

As of June 30, 2014, the portfolio holdings of the non-registered funds in which the registrant primarily invests (the “Underlying Funds”) by reasonable identifiable categories were as follows:

Long/Short Equities	79.4%
Consumer	8.8%
Event Driven	9.0%
Financial Services	8.4%
Global Equity	10.0%
Healthcare	2.8%
International Equity	2.7%
Latin America	5.4%
Mid-Cap	4.6%
Small Cap Growth	24.2%
Technology	3.5%
Money Market	2.5%
Other Assets and Liabilities	18.1%

All assets other than cash investments, which represent 18.1% of the registrant’s portfolio, should be considered illiquid investments. In this regard, all Underlying Funds should be considered illiquid investments. These investments represent 79.4% of the registrant’s portfolio. The liquidity provisions of each Underlying Fund are described in the Notes to the Financial Statements for the registrant. The registrant is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933, as amended. Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions. Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

Special situations affecting the calculation of net asset value may arise from time to time. Generally, the registrant, the investment adviser and the administrator will not be able to examine or verify the valuations provided by the Underlying Funds. Absent bad faith or manifest error, the determination of net asset value of the registrant is conclusive and binding on all investors.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	ACP Strategic Opportunities Fund II, LLC

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and
Chief Financial Officer
(principal executive officer and principal financial officer)

Date	8/18/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and
Chief Financial Officer
(principal executive officer and principal financial officer)

Date	8/18/2014

*  Print the name and title of each signing officer under his or her signature.